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                                                                    Exhibit 3.82


                  TECHNOLOGY, MANAGEMENT & ANALYSIS CORPORATION
                            (a Virginia corporation)











                                  ------------

                                     BYLAWS

                                  ------------












As adopted by the Board of Directors as of December 17, 1997





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                                TABLE OF CONTENTS

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ARTICLE I OFFICES.................................................................................................1

         Section 1.        Registered Office......................................................................1
         Section 2.        Additional Offices.....................................................................1

ARTICLE II MEETINGS OF STOCKHOLDERS...............................................................................1

         Section 1.        Time and Place.........................................................................1
         Section 2.        Annual Meeting.........................................................................1
         Section 3.        Special Meetings.......................................................................1
         Section 4.        Notices of Annual and Special Meetings.................................................1
         Section 5.        List of Stockholders...................................................................2
         Section 6.        Presiding Officer; Order of Business...................................................2
         Section 7.        Quorum; Adjournments...................................................................3
         Section 8.        Voting.................................................................................3
         Section 9.        Action by Consent......................................................................4

ARTICLE III DIRECTORS.............................................................................................4

         Section 1.        General Powers; Number; Tenure.........................................................4
         Section 2.        Vacancies..............................................................................4
         Section 3.        Removal; Resignation...................................................................4
         Section 4.        Place of Meetings......................................................................5
         Section 5.        Annual Meeting.........................................................................5
         Section 6.        Regular Meetings.......................................................................5
         Section 7.        Special Meetings.......................................................................5
         Section 8.        Quorum; Adjournments...................................................................5
         Section 9.        Compensation...........................................................................5
         Section 10.       Action by Consent......................................................................5

ARTICLE IV COMMITTEES.............................................................................................6

         Section 1.        Executive Committee....................................................................6
         Section 2.        Powers.................................................................................6
         Section 3.        Procedure; Meetings....................................................................6
         Section 4.        Quorum.................................................................................6
         Section 5.        Other Committees.......................................................................6
         Section 6.        Vacancies; Changes; Discharge..........................................................7
         Section 7.        Compensation...........................................................................7
         Section 8.        Action by Consent......................................................................7

ARTICLE V NOTICES.................................................................................................7

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         Section 1.        Form; Delivery.........................................................................7
         Section 2.        Waiver; Effect of Attendance...........................................................7

ARTICLE VI OFFICERS...............................................................................................8

         Section 1.        Designations...........................................................................8
         Section 2.        Term of Office; Removal................................................................8
         Section 3.        Compensation...........................................................................8
         Section 4.        The Chairman of the Board..............................................................8
         Section 5.        The President..........................................................................8
         Section 6.        The Vice Presidents....................................................................9
         Section 7.        The Secretary..........................................................................9
         Section 8.        The Assistant Secretary................................................................9
         Section 9.        The Treasurer..........................................................................9
         Section 10.       The Assistant Treasurer...............................................................10

ARTICLE VII INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS....................................................10


ARTICLE VIII AFFILIATED TRANSACTIONS AND INTERESTED DIRECTORS....................................................10

         Section 1.        Affiliated Transactions...............................................................10
         Section 2.        Determining Quorum....................................................................11

ARTICLE IX STOCK CERTIFICATES....................................................................................11

         Section 1.        Form; Signatures......................................................................11
         Section 2.        Registration of Transfer..............................................................11
         Section 3.        Registered Stockholders...............................................................12
         Section 4.        Record Date...........................................................................12
         Section 5.        Lost Stolen or Destroyed Certificates.................................................12

ARTICLE X GENERAL PROVISIONS.....................................................................................12

         Section 1.        Dividends.............................................................................12
         Section 2.        Reserves..............................................................................13
         Section 3.        Fiscal Year...........................................................................13
         Section 4.        Seal..................................................................................13

ARTICLE XI AMENDMENTS............................................................................................13
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                                     BYLAWS

                                    ARTICLE I

                                     OFFICES

         Section 1. Registered Office. The registered office of the Corporation in the Commonwealth of Virginia shall be as designated by the Corporation's President from time to time.

         Section 2. Additional Offices. The Corporation may also have offices at such other places, both within and without the Commonwealth of Virginia, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 1. Time and Place. A meeting of stockholders for any purpose may be held at such time and place, within or without the Commonwealth of Virginia, as the Board of Directors may fix from time to time and as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meeting. Annual meetings of stockholders, commencing with the year 1998, shall be held on ______________, if not a legal holiday, or, if a legal holiday, then on the next secular day following, at 2:00 p.m., or at such other date and time as shall, from time to time, be designated by the Board of Directors and stated in the notice of the meeting. At such annual meeting, the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

         Section 3. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the Chairman of the Board, if any, or the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or if the holders of at least twenty percent (20%) of all votes entitled to be cast on any issue proposed to be considered at any such meeting sign, date and deliver to the Secretary of the Corporation one or more written demands for such meeting describing the purpose or purposes for which it is to be held.

         Section 4. Notices of Annual and Special Meetings.

         (a) Except as otherwise provided by law, the Articles of Incorporation or as otherwise set forth herein, written notice of any annual or special meeting of stockholders, stating the place, date and time thereof and, in the case of a special meeting, the purpose or


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                                                                               2

purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than 10 nor more than 60 days prior to the meeting.

         (b) Notice of any meeting of stockholders (whether annual or special) to act on an amendment of the Articles of Incorporation, a plan of merger or share exchange, a proposed sale, lease, exchange or other disposition of all or substantially all of the Corporation's property otherwise than in the usual and regular course of business or the dissolution of the Corporation shall be given to each stockholder entitled to vote at such meeting not less than 25 nor more than 60 days before the date of such meeting. Any such notice shall be accompanied by a copy of the proposed amendment or plan of reduction or merger or consolidation.

         Section 5. List of Stockholders. The officer or transfer agent in charge of the stock transfer books of the Corporation shall prepare and make, at least 10 days before any meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to inspection by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at the registered office of the Corporation or at its principal place of business or at the office of its transfer agent. The list shall also be produced and kept open at the time and place of the meeting during the whole time thereof and, except as otherwise provided by law, may be inspected by any stockholder who is present in person thereat for the purposes thereof.

         Section 6. Presiding Officer; Order of Business.

         (a) Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or, if he is not present (or, if there is none), by the President, or, if he is not present, by a Vice President, or, if he is not present, by such person who may have been chosen by the Board of Directors, or, if none of such persons is present, by a chairman to be chosen by the stockholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to be cast at the meeting and who are present in person or represented by proxy. The Secretary of the Corporation, or, if he is not present, an Assistant Secretary, or, if he is not present, such person as may be chosen by the Board of Directors, shall act as secretary of meetings of stockholders, or, if none of such persons is present, the stockholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to be cast at the meeting and who are present in person or represented by proxy shall choose any person present to act as secretary of the meeting.

         (b) The following order of business, unless otherwise ordered at the meeting by the chairman thereof, shall be observed as far as practicable and consistent with the purposes of the meeting:

         1.       Call of the meeting to order.

         2. Presentation of proof of mailing of the notice of the meeting and, if the meeting is a special meeting, the call thereof.

         3.       Presentation of proxies.



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         4.       Announcement that a quorum is present.

         5.       Reading and approval of the minutes of the previous meeting.

         6.       Reports, if any, of officers.

         7. Election of directors, if the meeting is an annual meeting or a meeting called for that purpose.

         8. Consideration of the specific purpose or purposes for which the meeting has been called (other than the election of directors), if the meeting is a special meeting.

         9. Transaction of such other business as may properly come before the meeting.

         10.      Adjournment.

         Section 7. Quorum; Adjournments. The holders of a majority of the votes entitled to be cast on a matter, present in person or represented by proxy, shall be necessary to, and shall constitute a quorum for, action on that matter, except as otherwise provided by statute or in the Articles of Incorporation. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. If, however, a quorum shall not be present or represented at any meeting of the stockholders, unless the Board of Directors fixes a new record date, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting for a period not in excess of 120 days after the date fixed for the meeting, without notice of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, until a quorum shall be present or represented. Even if a quorum shall be present or represented at any meeting of the stockholders, unless the Board of Directors fixes a new record date, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting for a period not in excess of 120 days after the date fixed for the meeting, without notice of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At any such adjourned meeting, at which a quorum shall be present in person or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called.

         Section 8. Voting.

         (a) At any meeting of stockholders, every stockholder having the right to vote shall be entitled to vote in person or by proxy. Except as otherwise provided by law or the Articles of Incorporation, each stockholder of record shall be entitled to one vote on each matter submitted to a vote for each share of capital stock registered in his name on the books of the Corporation.

         (b) All elections shall be determined by a plurality vote, and, except as otherwise provided by law or the Articles of Incorporation, all other matters shall be determined

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                                                                               4

by a vote of a majority of the shares present in person or represented by proxy and voting on such other matters.

         Section 9. Action by Consent. Action required or permitted to be taken at a meeting of stockholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the stockholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the stockholders entitled to vote on the action, and delivered to the Secretary of the Corporation for inclusion in the minutes or filing with the corporate records. Any action taken by unanimous written consent shall be effective according to its terms when all consents are in possession of the Corporation. A stockholder may withdraw consent only by delivering a written notice of withdrawal to the Corporation prior to the time that all consents are in the possession of the Corporation. Action so taken shall be effective as of the date specified therein provided the consent states the date of execution by each stockholder.

                                   ARTICLE III

                                    DIRECTORS

         Section 1. General Powers; Number; Tenure. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all powers of the Corporation and perform all lawful acts and things which are not by law, the Articles of Incorporation or these Bylaws directed or required to be exercised or performed by the stockholders. Within the limits specified in this Section 1, the number of directors of the Corporation shall be determined by the Board of Directors, except that if no such determination is made, the number of directors shall never be less than the number otherwise permitted by law. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until the next succeeding annual meeting of the stockholders or until his successor shall have been elected and shall qualify. Directors need not be stockholders or residents of the Commonwealth of Virginia.

         Section 2. Vacancies. Any vacancy occurring in the Board of Directors, including a vacancy resulting from an increase in the number of directors, may be filled by the stockholders or a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Each director so chosen shall hold office until the next annual meeting of stockholders or until his successor shall have been elected and shall qualify. If there are no directors in office, any officer or stockholder may call a special meeting of stockholders in accordance with the provisions of the Articles of Incorporation or these Bylaws, at which meeting such vacancies shall be filled.

         Section 3. Removal; Resignation.

         (a) Except as otherwise provided by law or the Articles of Incorporation, at a meeting of stockholders called expressly for that purpose, any director may be removed, with or without cause, by a vote of stockholders holding a majority of the shares entitled to be cast at an election of directors.

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                                                                               5


         (b) Any director may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, a resignation shall take effect upon delivery thereof to the Board of Directors or the designated officer. It shall not be necessary for a resignation to be accepted before it becomes effective.

         Section 4. Place of Meetings. The Board of Directors may hold meetings, both regular and special, either within or without the Commonwealth of Virginia.

         Section 5. Annual Meeting. The annual meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present.

         Section 6. Regular Meetings. Additional regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors.

         Section 7. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or President on at least 2 days' notice to each director, if such notice is delivered personally or sent by telegram, or on at least 3 days' notice if sent by mail. Special meetings shall be called by the Chairman of the Board, President or Secretary in like manner and on like notice on the written request of note less than one-half of the number of directors then in office. Any such notice need not state the purpose or purposes of such meeting except as provided in Article XI

         Section 8. Quorum; Adjournments. At all meetings of the Board of Directors, a majority of the number of directors fixed by these Bylaws shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or the Articles of Incorporation. If a quorum is not present at any meeting of the Board of Directors, the directors present may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 9. Compensation. Directors shall be entitled to such compensation for their services as directors and to such reimbursement for any reasonable expenses incurred in attending directors' meetings as may from time to time be fixed by the Board of Directors. The compensation of directors may be on such basis as is determined by the Board of Directors. Any director may waive compensation for any meeting. Any director receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and receiving compensation and reimbursement for reasonable expenses for such other services.

         Section 10. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if a written consent setting forth the action so to be taken shall be signed by all members of the Board of Directors. Action taken under this Section 10 is effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the

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date specified therein provided the consent states the date of execution by each director. Such written consent shall be filed with the minutes of its proceedings.

                                   ARTICLE IV

                                   COMMITTEES

         Section 1. Executive Committee. The Board of Directors may, by resolution adopted by a majority of the number of directors fixed by these Bylaws, designate 2 or more directors to constitute an Executive Committee, one of whom shall be designated as Chairman of the Executive Committee. Each member of the Executive Committee shall continue as a member thereof until the expiration of his term as a director, or his earlier resignation, unless sooner removed as a member or as a director.

         Section 2. Powers. The Executive Committee shall have and may exercise all of the rights, powers and authority of the Board of Directors except to approve or recommend to stockholders action that requires stockholder approval, fill vacancies on the Board of Directors or on any of its committees, amend the Articles of Incorporation, adopt, amend, or repeal the Bylaws, approve a plan of merger not requiring stockholder approval, authorize or approve a distribution, except according to a general formula or method prescribed by the Board of Directors, or authorize or approve the issuance or sale or contract for sale of stock, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the Board of Directors may authorize a committee, or a senior executive officer of the Corporation, to do so within limits specifically prescribed by the Board of Directors.

         Section 3. Procedure; Meetings. The Executive Committee shall fix its own rules of procedure and shall meet at such times and at such place or places as may be provided by such rules or as the members of the Executive Committee shall provide. The Executive Committee shall keep regular minutes of its meetings and deliver such minutes to the Board of Directors.

         The Chairman of the Executive Committee, or, in his absence, a member of the Executive Committee chosen by a majority of the members present, shall preside at meetings of the Executive Committee, and another member thereof chosen by the Executive Committee shall act as Secretary of the Executive Committee.

         Section 4. Quorum. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the members thereof shall be required for any action of the Executive Committee.

         Section 5. Other Committees. The Board of Directors, by resolutions adopted by a majority of the directors at a meeting at which a quorum is present, may appoint such other committee or committees as it shall deem advisable. Two or more directors shall be designated as the members of each such committee. Such other committee or committees, to the extent provided in the resolution of the Board of Directors, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the

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                                                                               7


Corporation, except that in no event may such other committee or committees exercise any of the powers denied to the Executive Committee in Section 2 of this Article IV.

         Section 6. Vacancies; Changes; Discharge. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

         Section 7. Compensation. Members of any committee shall be entitled to such compensation for their services as members of any such committee and to such reimbursement for any reasonable expenses incurred in attending committee meetings as may from time to time be fixed by the Board of Directors. Any member may waive compensation for any meeting. Any committee member receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and from receiving compensation and reimbursement of reasonable expenses for such other services.

         Section 8. Action by Consent. Any action required or permitted to be taken at any meeting of any committee of the Board of Directors may be taken without a meeting if a written consent setting forth the action so to be taken shall be signed before such action by all members of such committee. Such written consent shall be filed with the minutes of its proceedings.

                                    ARTICLE V

                                     NOTICES

         Section 1. Form; Delivery. Whenever, under the provisions of law, the Articles of Incorporation or these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice unless otherwise specifically provided, but such notice may be given in written form, by mail (with postage thereon prepaid) or private carrier, or by telegraph, teletype or other form of wire or wireless communication addressed to such director or stockholder, at his address as it appears on the records of the Corporation. Such notices, if mailed, shall be deemed to be given at the time they are deposited in the United States mail.

         Section 2. Waiver; Effect of Attendance. Whenever any notice is required to be given under the provisions of law, the Articles of Incorporation or these Bylaws, a written waiver thereof, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. In addition, any stockholder who attends a meeting of stockholders in person, or any director who attends a meeting of the Board of Directors, shall be deemed to have had timely and proper notice of the meeting, unless such stockholder or director at the beginning of the meeting objects to holding the meeting or transacting business at the meeting. Any stockholder or director who attends a meeting waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder or director objects to considering the matter when it is presented.

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                                                                               8


                                   ARTICLE VI

                                    OFFICERS

         Section 1. Designations. The officers of the Corporation shall be chosen by the Board of Directors and shall consist of a President, a Secretary and a Treasurer. The Board of Directors may also choose a Chairman of the Board, a Vice President or Vice Presidents, one or more Assistant Secretaries and/or Assistant Treasurers and other officers and/or agents as it shall deem necessary or appropriate. The Board of Directors may delegate to the President of the Corporation the authority to appoint any officer or agent of the Corporation. The election or appointment of any officer of the Corporation shall not of itself create contract rights for any such officer. All officers of the Corporation shall exercise such powers and perform such duties as shall from time to time be determined by the Board of Directors. Any 2 or more offices may be held by the same person.

         Section 2. Term of Office; Removal. The Board of Directors at its annual meeting after each annual meeting of stockholders shall choose a President, a Secretary and a Treasurer. The Board of Directors may also choose a Chairman of the Board, a Vice President or Vice Presidents, one or more Assistant Secretaries and/or Assistant Treasurers, and such other officers and agents as it shall deem necessary or appropriate. Each officer of the Corporation shall hold office until his successor is chosen and shall qualify. Any officer or agent elected or appointed by the Board of Directors may be removed, with or without cause, at any time by the affirmative vote of a majority of the directors then in office. Any officer or agent appointed by the President pursuant to authority delegated to the President by the Board of Directors may be removed with or without cause at any time whenever the President in his absolute discretion shall consider that the best interests of the Corporation shall be served thereby. Such removal shall not prejudice the contract rights, if any, of the person so removed. Any vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term by the Board of Directors or by the President in the case of a vacancy occurring in an office as to which the President has been delegated the authority to make appointments.

         Section 3. Compensation. The salaries of all officers of the Corporation shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

         Section 4. The Chairman of the Board. The Chairman of the Board (if the Board of Directors so deems advisable and selects one) shall be an officer of the Corporation and, subject to the direction of the Board of Directors, shall perform such executive, supervisory and management functions and duties as may be assigned to him from time to time by the Board. He shall, if present, preside at all meetings of stockholders and of the Board of Directors.

         Section 5. The President.

         (a) The President shall be the chief executive officer of the Corporation and, subject to the direction of the Board of Directors, shall have general charge of the business, affairs and property of the Corporation and general supervision over its other officers and agents. In addition to and not in limitation of the foregoing, the President shall be empowered to

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                                                                               9


authorize any change of the registered office or registered agent (or both) of the Corporation in the Commonwealth of Virginia. In general, he shall perform all duties incident to the office of President and shall see that all orders and resolutions of the Board of Directors are carried into effect.

         (b) Unless otherwise prescribed by the Board of Directors, the President shall have full power and authority on behalf of the Corporation to attend, act and vote at any meeting of security holders of other corporations in which the Corporation may hold securities. At such meeting the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities which the Corporation might have possessed and exercised if it had been present. The Board of Directors may from time to time confer like powers upon any other person or persons.

         Section 6. The Vice Presidents. The Vice President, if any (or in the event there be more than one, the Vice Presidents in the order designated, or in the absence of any designation, in the order of their election), shall, in the absence of the President or in the event of his disability, perform the duties and exercise the powers of the President and shall generally assist the President and perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

         Section 7. The Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the Executive Committee or other committees, if required. He shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman of the Board or the President, under whose supervision he shall act. He shall have custody of the seal of the Corporation, and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and, when so affixed, the seal may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his signature.

         Section 8. The Assistant Secretary. The Assistant Secretary, if any (or in the event there be more than one, the Assistant Secretaries in the order designated, or in the absence of any designation, in the order of their election), shall, in the absence of the Secretary or in the event of his disability, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

         Section 9. The Treasurer. The Treasurer shall have the custody of the corporate funds and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may from time to time be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board, if any, the President and the Board

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                                                                              10


of Directors, at regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

         Section 10. The Assistant Treasurer. The Assistant Treasurer, if any (or in the event there shall be more than one, the Assistant Treasurers in the order designated, or in the absence of any designation, in the order of their election), shall, in the absence of the Treasurer or in the event of his disability, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

                                   ARTICLE VII

                INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

         Reference is made to Section 697 (and any other relevant provisions) of the Virginia Stock Corporation Act. Particular reference is made to the class of persons (hereinafter called "Indemnitees") who may be indemnified by a Virginia stock corporation pursuant to such Act. The Corporation shall (and is hereby obligated to) indemnify the Indemnitees, and each of them, in each and every situation where the Corporation is obligated to make such indemnification pursuant to such Act. The Corporation shall indemnify the Indemnitees, and each of them, in each and every situation where, under the aforesaid statutory provisions, the Corporation is not obligated, but is nevertheless permitted or empowered, to make such indemnification, it being understood, that, before making such indemnification with respect to any situation covered under this sentence, (i) the Corporation shall promptly make or cause to be made, by any of the methods referred to in such Act, a determination as to whether each Indemnitee met the applicable standard of conduct set forth in such Act and (ii) no such indemnification shall be made unless it is determined that such Indemnitee met the applicable standard of conduct set forth in such Act.

                                  ARTICLE VIII

                AFFILIATED TRANSACTIONS AND INTERESTED DIRECTORS

         Section 1. Affiliated Transactions. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction or solely because his or their votes are counted for such purpose, if:

         (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative

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vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

         (b) The material facts as to his relationship or interest and as to the contract. or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

         (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders.

         Section 2. Determining Quorum. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes the contract or transaction.

                                   ARTICLE IX

                               STOCK CERTIFICATES

         Section 1. Form; Signatures.

         (a) Every holder of stock in the Corporation, when such stock is fully paid, shall be entitled to have a certificate, signed by the President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation or any other officer authorized by a resolution of the Board of Directors, exhibiting on the face thereof the number and class (and series, if any) of shares owned by him. Such signatures may be facsimile if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself, or an employee of the Corporation. Each certificate representing stock in the Corporation shall also state upon the face thereof the name of the person to whom it is issued and that the Corporation is organized under the laws of the Commonwealth of Virginia. Each such certificate may (but need not) be sealed with the seal of the Corporation or facsimile thereof. In case any officer who has signed or whose facsimile signature was placed on a certificate shall have ceased to be such officer before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

         (b) All stock certificates representing shares of capital stock which are subject to restrictions on transfer or to other restrictions may have imprinted thereon such notation to such effect as may be determined by the Board of Directors.

         Section 2. Registration of Transfer. Upon surrender to the Corporation or any transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or its transfer agent to issue a new certificate to the person entitled thereto, to cancel the old certificate and to record the transaction upon its books.

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                                                                              12


         Section 3. Registered Stockholders.

         (a) Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person who is registered on its books as the owner of shares of its capital stock to receive dividends or other distributions, to vote as such owner, and to hold liable for calls and assessments a person who is registered on its books as the owner of shares of its capital stock. The Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person.

         (b) If a stockholder desires that notices and/or dividends shall be sent to a name or address other than the name or address appearing on the stock ledger maintained by the Corporation (or by the transfer agent or registrar, if any), such stockholder shall have the duty to notify the Corporation (or the transfer agent or registrar, if any), in writing, of such desire. Such written notice shall specify the alternate name or address to be used.

         Section 4. Record Date. In order that the Corporation may determine the stockholders of record who are entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution, or to make a determination of the stockholders of record for any other proper purpose, the Board of Directors may, in advance, fix a date as the record date for any such determination. Such date shall not be more than 70 days before the date of such meeting, nor more than 70 days prior to the date of any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting taken pursuant to Section 7 of Article II; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 5. Lost Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation which is claimed to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum, or other security in such form, as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate claimed to have been lost, stolen or destroyed.

                                    ARTICLE X

                               GENERAL PROVISIONS

         Section 1. Dividends. Subject to the provisions of the Articles of Incorporation, dividends upon the outstanding capital stock of the Corporation may be declared by the Board of Directors at any annual, regular or special meeting, pursuant to law, and may be paid in cash, in property or in shares of the Corporation's capital stock.

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                                                                              13


         Section 2. Reserves. The Board of Directors shall have full power, subject to the provisions of law and the Articles of Incorporation, to determine whether any, and, if so, what part, of the funds legally available for the payment of dividends shall be declared as dividends and paid to the stockholders of the Corporation. The Board of Directors, in its sole discretion, may fix a sum which may be set aside or reserved over and above the paid-in capital of the Corporation for working capital or as a reserve for any proper purpose, and may, from time to time, increase, diminish or vary such fund or funds.

         Section 3. Fiscal Year. The fiscal year of the Corporation shall be as determined from time to time by the Board of Directors.

         Section 4. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Commonwealth of Virginia".

                                   ARTICLE XI

                                   AMENDMENTS

         The Board of Directors shall have the power to make, amend, alter and repeal these Bylaws, and to adopt new bylaws, by an affirmative vote of a majority of the whole Board, provided that notice of the proposal to make, amend, alter or repeal these Bylaws, or to adopt new bylaws, must be included in the notice of the meeting of the Board of Directors at which such action takes place.

                                   ARTICLE XII

                                    OFFICERS

         Section 1. Designations. The officers of the Corporation shall be chosen by the Board of Directors and shall consist of a Chief Executive Officer, a President, a Secretary and a Treasurer. The Board of Directors may also choose a Chairman of the Board, a Vice President or Vice Presidents, one or more Assistant Secretaries and/or Assistant Treasurers and other officers and/or agents as it shall deem necessary or appropriate. The Board of Directors may delegate to the President of the Corporation the authority to appoint any officer or agent of the Corporation. The election or appointment of any officer of the Corporation shall not of itself create contract rights for any such officer. All officers of the Corporation shall exercise such powers and perform such duties as shall from time to time be determined by the Board of Directors. Any 2 or more offices may be held by the same person.

         Section 2. Term of Office; Removal. The Board of Directors at its annual meeting after each annual meeting of stockholders shall choose a Chief Executive Officer, a President, a Secretary and a Treasurer. The Board of Directors may also choose a Chairman of the Board, a Vice President or Vice Presidents, one or more Assistant Secretaries and/or Assistant Treasurers, and such other officers and agents as it shall deem necessary or appropriate. Each officer of the

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                                                                              14


Corporation shall hold office until his successor is chosen and shall qualify. Any officer or agent elected or appointed by the Board of Directors may be removed, with or without cause, at any time by the affirmative vote of a majority of the directors then in office. Any officer or agent appointed by the Chief Executive Officer or President pursuant to authority delegated to the Chief Executive Officer or President by the Board of Directors may be removed with or without cause at any time whenever the Chief Executive Officer in his absolute discretion shall consider that the best interests of the Corporation shall be served thereby. Such removal shall not prejudice the contract rights, if any, of the person so removed. Any vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term by the Board of Directors or by the Chief Executive Officer or President in the case of a vacancy occurring in an office as to which the Chief Executive Officer or President has been delegated the authority to make appointments. In cases where both the Chief Executive Officer and the President have and exercise such authority, the appointment by the Chief Executive Officer shall prevail.

         Section 3. Compensation. The salaries of all officers of the Corporation shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

         Section 4. The Chairman of the Board. The Chairman of the Board (if the Board of Directors so deems advisable and selects one) shall be an officer of the Corporation and subject to the direction of the Board of Directors, shall perform such executive, supervisory and management functions and duties as may be assigned to him from time to time by the Board. He shall, if present, preside at all meetings of stockholders and of the Board of Directors.

         Section 5. Chief Executive Officer.

         (a) The Chief Executive Officer, subject to the direction of the Board of Directors, shall have ultimate authority of the affairs of the business and property of the Corporation and ultimate authority over its other officers and agents. In addition to and not in limitation of the foregoing, the Chief Executive Officer shall be empowered to authorize any change of the registered office or registered agent (or both) of the Corporation in the Commonwealth of Virginia. In general, he shall perform all duties incident to the office of Chief Executive Officer and shall see that all orders and resolutions of the Board of Directors are carried into effect.

         (b) Unless otherwise prescribed by the Board of Directors, the Chief Executive Officer shall have full power and authority on behalf of the Corporation to attend, act and vote at any meeting of security holders of other corporations in which the Corporation may hold securities. At such meeting the Chief Executive Officer shall possess and may exercise any and all rights and powers incident to the ownership of such securities which the Corporation might have possessed and exercised if it had been present. The Board of Directors may from time to time confer like powers upon any other person or persons.

         Section 6. The President.

         (a) The President, subject to the direction of the Board of Directors and the authority of the Chief Executive Officer, shall have general charge of the day to day business and

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                                                                              15


affairs of the Corporation and general supervision over its other officers and agents (except for the Chief Executive Officer). In general, he shall perform all duties incident to the office of President, subject to the supervision and authority of the Chief Executive Officer, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

         (b) Unless otherwise prescribed by the Board of Directors, in the absence of the Chief Executive Officer, the President shall have full power and authority on behalf of the Corporation to attend, act and vote at any meeting of security holders of other corporations in which the Corporation may hold securities. At such meeting the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities which the Corporation might have possessed and exercised if it had been present. The Board of Directors may from time to time confer like powers upon any other person or persons.

         (c) The President shall, in the absence of the Chief Executive Officer, or in the event of his disability, perform the duties and exercise the powers of the Chief Executive Officer.

         Section 7. The Vice Presidents. The Vice President, if any (or in the event there be more than one, the Vice Presidents in the order designated, or in the absence of any designation, in the order of their election), shall, in the absence of the President and the Chief Executive Officer or in the event of their disability, perform the duties and exercise the powers of the President and shall generally assist the President and perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

         Section 8. The Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the Executive Committee or other committees, if required. He shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may from time to time be prescribed by the Board of Directors, the Chief Executive Officer, the Chairman of the Board or the President, under whose supervision he shall act. He shall have custody of the seal of the Corporation, and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and, when so affixed, the seal may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his signature.

         Section 9. The Assistant Secretary. The Assistant Secretary, if any (or in the event there be more than one, the Assistant Secretaries in the order designated, or in the absence of any designation, in the order of their election), shall, in the absence of the Secretary or in the event of his disability, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

         Section 10. The Treasurer. The Treasurer shall have the custody of the corporate funds and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys

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                                                                              16


and other valuable effects in the name and to the credit of the Corporation in such depositories as may from time to time be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board, if any, the Chief Executive Officer, the President and the Board of Directors, at regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

         Section 11. The Assistant Treasurer. The Assistant Treasurer, if any (or in the event there shall be more than one, the Assistant Treasurers in the order designated, or in the absence of any designation, in the order of their election), shall, in the absence of the Treasurer or in the event of his disability, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.